UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001236424

Nissan Wholesale Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001236416

Nissan Motor Acceptance Corporation

(Exact name of Issuing Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-232228-01; 333-210906-01	51-6538952
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 21, 2020, Nissan Wholesale Receivables Corporation II (“NWRC II”), Nissan Motor Acceptance Corporation (“NMAC”) and Nissan Master Owner Trust Receivables (“NMOTR”) entered into the Omnibus Supplement to Indenture Supplements (the “Omnibus Supplement”), which amends the Series 2017-C Indenture Supplement, dated as of November 13, 2017 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2017-C Indenture Supplement”), (b) the Series 2019-A Indenture Supplement, dated as of March 13, 2019 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2019-A Indenture Supplement”), and (c) the Series 2019-B Indenture Supplement, dated as of November 25, 2019 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2019-B Indenture Supplement”, and together with the Series 2017-C Indenture Supplement and the Series 2019-A Indenture Supplement, the “Outstanding Indenture Supplements”, and each an “Outstanding Indenture Supplement”), each between NMOTR and U.S. Bank National Association, as indenture trustee. The Omnibus Supplement amends certain definitions and provisions in each of the Outstanding Indenture Supplements relating to servicing advances and overcollateralization and reserve account requirements. The Omnibus Supplement is attached hereto as Exhibit 4.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Omnibus Supplement to Indenture Supplements, dated as of April 21, 2020, among NWRC II, NMAC and NMOTR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By	/s/ Douglas E. Gwin, Jr.
Name:	Douglas E. Gwin, Jr.
Title:	Assistant Treasurer

Date: April 27, 2020